Property And Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment, Net [Abstract]
Property And Equipment, Net

5. PROPERTY AND EQUIPMENT, NET

Property and equipment, at cost, consisted of the following at December 31, 2018 and 2017 (in thousands):

	2018	2017
Equipment and software, including equipment purchased under capital leases of $17 and $297 at December 31, 2018 and 2017, respectively	$1,555	$6,556
Leasehold improvements	786	786
Furniture and fixtures	182	185
	2,523	7,527
Less accumulated depreciation, including accumulated depreciation for equipment purchased under capital leases of $13 and $206 at December 31, 2018 and 2017, respectively	(2,394)	(7,151)
	$129	$376

Depreciation expense related to property and equipment was approximately $0.13 million and $0.15 million in 2018 and 2017, respectively.  Depreciation expense includes depreciation related to capital leases of approximately $0.002 million and $0.05 for the periods ended December 31, 2018 and 2017, respectively.  Our capital leases have original terms of one to three years.  The principal payments for these capital leases are reflected as cash outflows from financing activities in the accompanying consolidated statements of cash flows.  Future minimum lease payments under our capital leases that have initial terms in excess of one year are included in “Contractual Obligations” in Note 10.

In connection with the closure of our Lake Mary facility in 2018, we reclassified equipment with a net book value of approximately $0.07 million to assets held for sale.  We have contracted with a third party for the consignment sale of these assets and anticipate completion of the sale within 12 months.  For the year ended December 31, 2018, we recognized a gain on the sale of assets held for sale of approximately $0.01 million which is included in selling, general and administrative expenses in the accompanying statements of comprehensive loss.